1Q25 Results Presentation May 1, 2025 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include but are not limited to: (1) the continued course and severity of COVID-19 variants and subvariants and their direct and indirect impacts (2) general economic conditions and real estate market conditions, such as a possible recession, (3) regulatory and/or legislative changes, (4) our customers' continued interest in loans and doing business with us, (5) market conditions and investor interest in our contemplated securitizations and (6) changes in federal government fiscal and monetary policies and (7) the continued conflict in Ukraine and Israel. For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

1Q25 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $18.9 million, up 9.5% from $17.3 million for 1Q24. Diluted EPS of $0.51, up $0.02 from $0.49 per share for 1Q24 Core net income(1) of $20.3 million, an increase of 11.0% from $18.2 million for 1Q24. Core diluted EPS(1) of $0.55, up from $0.51 per share for 1Q24 Second best quarterly earnings in company history Record loan production of $640.4 million in UPB, a 13.7% and 69.1% increase from 4Q24 and 1Q24, respectively Velocity’s total loan portfolio was $5.4 billion in UPB as of March 31, 2025, an increase of 27.3% from $4.3 billion in UPB as of March 31, 2024 Nonperforming loans (NPL) as a % of HFI(2) loans were 10.8%, relatively consistent with 10.7% as of December 31, 2024, and 10.1% as of March 31, 2024, respectively 1Q25 NPA(3) resolutions realized gains of $1.9 million, or 102.4%, of UPB resolved The Company completed one securitization during 1Q25, totaling $342.8 million of securities issued with a weighted average rate of 6.7% Collapsed VCC 2023-1R which released $52.6 million of marketable retained securities after paying off the associated debt Issued 1.6 million common shares, realizing net proceeds of $28.8 million through Velocity’s ATM(4) offering program at an accretive to book value WAP(5) of $18.35 Liquidity(6) of $75.6 million and total available warehouse line capacity of $238.2 million as of March 31, 2025 (1) “Core net income” and “Core EPS” are non-GAAP financial measures which excludes non-recurring, non-operating, and/or unusual activities from GAAP net income (2) Held for Investment (HFI) includes the unpaid principal balance of loans carried on an amortized cost basis and loans carried at fair value (FVO). (3) Nonperforming Asset. (4) At The Market. (5) Weighted Average Price. (6) Liquidity includes unrestricted cash and cash equivalents of $51.7 million and available liquidity in unfinanced loans of $23.9 million.

Subsequent to Quarter End Securitization Successfully completed two securitizations in April: VCC 2025-RTL1 totaling $111.4 million of securities issued. The transaction included $59.2 million in UPB of collateral from the VCC 2023-RTL1 securitization, which was simultaneously collapsed, and $52.2 million in UPB of recently originated short-term loans. VCC 2025-2 securitization totaling $377.5 million of securities issued with a weighted average rate of 6.4%, comprised of recently originated long-term traditional commercial and investor 1-4 rental loans

$(0.02) Book Value and Adjusted Book Value Per Share(2) Core net income totaled $20.3 million in 1Q25, as compared to $21.8 million for 4Q24. 1Q25 core pre-tax ROE of 20.3% GAAP book value per share as of March 31, 2025, was $16.19(4), a 3.2% increase from $15.70(3) as of December 31, 2024 Adjusted book value per share as of March 31, 2025, was $18.50(5) and reflects the net incremental estimated fair value of loans carried at amortized cost and related securitized debt over GAAP book value Core Income, Book Value and Adjusted Book Value Per Share Core Net Income(1) Equity award & ESPP costs $1,366 (1) Core net income” is a non-GAAP financial measure which excludes non-recurring and/or unusual activities from GAAP net income. Non-core adjustments include incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP) (2) Book value per share is the ratio of total GAAP equity divided by total shares outstanding. Total equity includes non-controlling interest of $3.03 million as of March 31, 2025, and,$3.27 million as of December 31, 2024. Adjusted book value per share includes the fair value component of the Company’s loans and securitizations carried at amortized cost. (3) Based on 33,142,650 common shares outstanding as of December 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 402,935 (4) Based on 34,965,587 common shares outstanding as of March 31, 2025, and excludes unvested shares of common stock authorized for incentive compensation totaling 419,160.. (5) For additional information Please see Note 19 – Fair Value Measurements in the Company’s 10-Q for the period ended March 31, 2025. (3) (4) Core Net Income $20,253 GAAP Net Income $18,887 (5) $(0.04) ($ in thousands)

Loan Production Loan production in 1Q25 totaled $640.4 million in UPB, a 13.7% increase from $563.5 million for 4Q24 and a 69.1% increase from $378.7 million for 1Q24 Q/Q growth was driven by 33.4% increase in Investor 1-4 Rental volume. Y/Y volume growth driven by a 94.9% increase in Traditional Commercial loans and 59.6% Y/Y increase in Investor 1-4 rental loans The WAC(1) on 1Q25 HFI loan production was 10.5%, down modestly from 4Q24 and 1Q24 Loan Production Volume ($ of UPB in millions) 1Q25 Production Sets a New Record Units Average loan balance (1) Weighted Average Coupon on HFI production. (2) Loan to Value WAC(1) LTV(2) HFI Production Metrics HFI Production

Loan Portfolio by Property Type The total loan portfolio was $5.4 billion in UPB as of March 31, 2025, an increase of 7.8% from $5.1 billion as of December 31, 2024, and 27.3% from $4.3 billion as of March 31, 2024 Loan prepayments totaled $196.0 million in UPB, down 3.5% from $203.2 million for 4Q24, and an increase of 37.2% from $142.9 million for 1Q24 Portfolio WAC(1) was 9.59% as of March 31, 2025, an increase from 9.07% as of March 31, 2024 The UPB of fair value option (FVO) loans was $3.1 billion, or 57.7% of total loans, as of March 31, 2025, an increase from $1.6 billion in UPB, or 36.8% as of March 31, 2024 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Strong Portfolio Growth Continues

Portfolio Net Interest Income & NIM(1) Portfolio Yield and Cost of Funds Portfolio Related Portfolio NIM(1) in 1Q25 was 3.35%, a decrease of 35 bps from 3.70% for 4Q24 and flat compared to 3.35% for 1Q24 Portfolio Yield: decreased 23 bps from 4Q24 and increased 40 bps from 1Q24. Q/Q, the decrease resulted from lower realization of NPL interest; Y/Y increase resulted from higher loan coupons on HFI loan production Cost of Funds: increased 9 bps from 4Q24 and increased 30 bps from 1Q24, driven by higher warehouse financing utilization and securitized debt costs Net Interest Margin (1) Net Interest Income and Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions) NIM Stable Year-Over-Year

Nonperforming Loans(1) Total nonperforming loans (NPL) as a percentage of total HFI loans was 10.8% as of March 31, 2025, relatively consistent with 10.7% as of December 31, 2024, and up slightly from 10.1% as of March 31, 2024 Gains on NPA resolutions for 1Q25 was 2.4% of UPB resolved, a decrease from 7.0% for 4Q24 and an increase from 2.3% for 1Q24 $ UPB in millions HFI Portfolio Performance (1) For additional detail, please see page 17 in the Appendix of this presentation. NPLs Stable as % of HFI Loans; 1Q25 Resolution Gains Align To Historical Average

Non-Performing Asset Resolution Activity Resolution Activity NPA resolutions totaled $76.4 million in UPB, realizing 102.4% of UPB resolved, compared to $54.5 million in UPB and realization of 102.3% of UPB resolved for 1Q24 The UPB of loans resolved in 1Q25 represented 14.2% of nonperforming loan UPB as of December 31, 2024 The UPB of loan resolutions for 1Q25 was modestly above the recent five-quarter resolution average of $71.9 million in UPB, but below the average gains of 103.4% of UPB resolved NPA Volume and Gains Normalized in 1Q25

The reserve balance was $5.0 million as of March 31, 2025, an increase from $4.2 million as of December 31, 2024, and a decrease from $5.3 million as of March 31, 2024 The Q/Q increase is driven by lower valuations on real estate underlying the individually assessed NPL portfolio, coupled with more conservative assumptions in the economic forecast model The CECL reserve rate was 0.22% (CECL Reserve as % of Amortized Cost HFI loans), which was slightly above the recent five-quarter avg. rate of 0.19% given the recent economic uncertainty and modestly higher than management’s expected range Charge-offs for 1Q25 totaled $1,029.1 thousand, an increase from $698.8 thousand for 4Q24 and $504.0 thousand for 1Q24, mainly due to one large loan loss For 1Q25, total gain on REO was $1.1 million, down from a $3.6 million gain for 4Q24 and up from a $(0.3) million loss for 1Q24 CECL Reserve, Charge-Offs and REO Loan Loss Reserve CECL Reserve Slightly Increases; REO Gains Normalized Charge-offs, Gain (Loss) on REO (1) Amortized cost (2) Reflects the monthly average of nonperforming loans held for investment, excluding FVO loans, during the period. (3) Total gain on REO excludes charge-offs. At period end, $ in thousands (1)

Durable Funding and Liquidity Strategy One Securitization in 1Q25(1); April Securitizations Reflect Strong Investor Support Outstanding Debt Balances(2) ($ in Millions) (1) Through March 31, 2025. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of March 31, 2025, four of six warehouse lines had non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Cash reserves and unfinanced collateral of $75.6 million as of March 31, 2025 Available Non-MTM warehouse line capacity of $238.2 million as of March 31, 2025 Completed the VCC 2025-1 securitization totaling $342.8 million of securities issued with a weighted average rate of 6.7% Recourse debt to equity of 1.5X, up from 1.2X as of December 31, 2024 Driven by increased utilization of warehouse financing In April, completed two securitizations totaling $488.9 million of securities issued (4) (5)

U.S. economic outlook remains uncertain; with heightened volatility anticipated throughout 2025 NPA resolutions trends (UPB volume & gains) expected to continue Outlook for the diverse universe of small balance commercial properties remains positive Investor property demand to remain strong Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for June 2025 Securitization market continues to remain supportive Outlook for Markets and Growth Evolving But Remains Positive Stable NIM and strong interest income growth to continue Production growth outlook remains positive Opportunistic regarding product & revenue diversification EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement (Quarters)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward Total Loan Portfolio UPB Rollforward (UPB in millions) .

HFI Loan Portfolio Portfolio by Property Type (100% = $5.45 billion UPB)(1) (1) As of March 31, 2025 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income Quarters: